Rule 497(d)

                                 FT 607

           Supplement to the Prospectus dated March 1, 2002

     Notwithstanding anything to the contrary in the Prospectus, distributions from the Income Account will commence June 30, 2002. Unit holders of record on June 15, 2002 will be eligible to receive the initial income distribution. In addition, all shares of Koninklijke Ahold NV (Ticker: AHO) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

March 3, 2003